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                                                                Exhibit 10.14

                         SECURITIES TRANSFER AGREEMENT


     THIS AGREEMENT (this "Agreement") is made as of December 31, 1996 by and among National Equipment Services, Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P., a Delaware limited partnership ("Fund IV"), Golder, Thoma, Cressey, Rauner Fund V, L.P., a Delaware limited partnership ("Fund V"), Kevin Rodgers ("Rodgers"), Paul Ingersoll ("Ingersoll") and Dennis O'Connor ("O'Connor").

     WHEREAS, Fund IV is a party to, or has certain rights pursuant to, (i) the Purchase Agreement (the "Purchase Agreement"), dated as of June 4, 1996, by and between the Company and Fund IV, as amended, (ii) the Stockholders Agreement (the "Stockholders Agreement"), dated as of June 4, 1996, by and among the Company, Fund IV, Rodgers and Ingersoll, as amended, (iii) the Registration Agreement, dated as of June 4, 1996, by and among the Company, Fund IV, Rodgers and Ingersoll, as amended, (iv) the Senior Management Agreement, dated as of June 4, 1996, by and between the Company and Rodgers, as amended, and (v) the Senior Management Agreement, dated as of June 4, 1996, by and between the Company and Ingersoll, as amended (collectively, the "NES Agreements").

     WHEREAS, Fund IV owns 30,000 shares (the "Shares") of the Company's Class B Common Stock, par value $.01 per share (the "Class B Common Stock").

     WHEREAS, Fund IV desires to sell, and Fund V desires to purchase, the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

     1. Purchase and Sale of the Shares. Upon the terms and subject to the conditions set forth herein, Fund IV will sell to Fund V, and Fund V shall purchase from Fund IV, all of the Shares at a price of $10.00 per share.

     2. The Closing. The closing of the purchase and sale of the Shares hereunder (the "Closing") shall take place as of the date hereof at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601. At the Closing, Fund IV shall deliver to Fund V stock certificates evidencing the Shares to be purchased by Fund V, upon payment by Fund V of $300,000.00 in cash.



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     3. Representations and Warranties of Fund IV.  As a material inducement to
Fund V to enter into this Agreement and purchase the Shares, Fund IV hereby represents and warrants that:

     (a) Title. Fund IV owns beneficially and of record all of the Shares to be transferred, free and clear of any liens, security interests or other encumbrances, other than pursuant to the NES Agreements.

     (b) Enforceability. Fund IV has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding obligation of Fund IV, enforceable in accordance with its terms.

     4. Representations and Warranties of Fund V. As a material inducement to Fund IV to enter into this Agreement and sell the Shares, Fund V hereby represents and warrants that:

     (a) Securities Act. The Shares to be acquired by Fund V pursuant to this Agreement will be acquired for the account of Fund V and not with a view to, or intention of, distribution thereof in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and the Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

     (b) Enforceability. Fund V has duly executed and delivered this Agreement and this Agreement constitutes a valid and binding obligation of Fund V, enforceable in accordance with its terms.

     5. Assignment of Rights and Assumption of Obligations. Fund IV hereby transfers and assigns, and Fund V hereby accepts the transfer and assignment of, all of the rights and obligations of Fund IV pursuant to the NES Agreements. Fund V hereby agrees to be subject to all of the rights and obligations and to be bound by all of the terms and conditions set forth in the NES Agreements to the same extent as if Fund V were originally a party thereto.

     6. Consents and Waivers. The Company, Rodgers, Ingersoll and O'Connor hereby (i) consent to the transactions contemplated herein, (ii) agree to permit the rights granted to Fund IV pursuant to the NES Agreements to be transferred to Fund V, subject to the performance by Fund V of the obligations applicable to purchasers of securities thereunder and (iii) waive any and all requirements and breaches arising under any of the NES Agreements and any agreements mentioned therein resulting from the consummation of the transactions contemplated herein (including, without limitation, the requirements set forth in Section 4(ii) of the Purchase Agreement and Section 7 of the Stockholders Agreement).

     7. Miscellaneous.

     (a) Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.

     (b) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

     (c) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this



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Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.
     (d) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (e) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     (f) Governing Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (g) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.


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     IN WITNESS WHEREOF, the parties hereto have executed this Securities
Transfer Agreement on the day and year first above written.


                               NATIONAL EQUIPMENT SERVICES, INC.

                               By:   /s/ Kevin Rodgers
                               --------------------------------------------
                               Its:  President


                               GOLDER, THOMA, CRESSEY, RAUNER FUND IV, L.P.

                               By:   GTCR IV, L.P.
                               --------------------------------------------
                               Its:  General Partner

                               By:   Golder, Thoma, Cressey, Rauner, Inc.
                               --------------------------------------------
                               Its:  General Partner

                               By:   /s/ Carl D. Thoma
                               --------------------------------------------
                               Its:  Principal


                               GOLDER, THOMA, CRESSEY, RAUNER FUND V, L.P.

                               By:   GTCR V, L.P.
                               --------------------------------------------
                               Its:  General Partner

                               By:   Golder, Thoma, Cressey, Rauner, Inc.
                               --------------------------------------------
                               Its:  General Partner

                               By:   /s/ Carl D. Thoma
                               --------------------------------------------
                               Its:  Principal



                               /s/ Kevin Rodgers
                               --------------------------------------------
                               KEVIN RODGERS


                               /s/ Paul R. Ingersoll
                               --------------------------------------------
                               PAUL INGERSOLL


                               /s/ Dennis O'Connor
                               --------------------------------------------
                               DENNIS O'CONNOR